Exhibit 99.2

FIRST FINANCIAL HOLDINGS, INC. Investor Presentation Fourth Quarter 2013

Forward Looking Statements and Non GAAP Measures Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including, without limitation, mergers with The Savannah Bancorp, Inc. (“Savannah”) and First Financial Holdings, Inc. ("FFCH"), within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, with respect to Savannah and FFCH, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

Largest Publicly Traded Bank Holding Company Headquartered in SC Assets -$7.9 Billion Loans -$5.6 Billion Deposits -$6.6 Billion GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

Highlights of SCBT Consistent Organic Growth Large and Low Cost Deposit Base Fortress Balance Sheet Organic Revenue And Profit Growth Strategic Expansion Building Tangible Book Value per Share Quality Loan and Deposit Relationships Simple Business Model and Balance Sheet Focus on Integration and Execution of First Financial Holdings through 2014 4Q 2013 Earnings Net Income = $13.2 Million Net Operating Earnings = $19.3 Million (2) Pre-Tax, Pre-Credit Operating Income = $34.9 Million(1) See endnotes (1,2)

How We Operate The Company Soundness Profitability Growth

Market Performance Since 2008 See endnotes (3) (1) 90.2% 71.4% 22.6% (25.0%) (32.0%)

LARGEST SC BANK MERGER SCBT Financial Corporation and First Financial holdings, inc. closed July 26, 2013 first financial holdings, inc. financial corporation.

 Branch consolidation – 20 in total 10 branches in 1st Quarter 2 branches in late 2nd Quarter 8 branches during conversion Cost Saves ~ 30 % by end of 2014 One-time merger related expenses ~ $28 million (after-tax) Double digit EPS accretive (excluding one-time merger costs) in the first full year Line of Business Integration Trust conversion complete Mortgage platform consolidation in process Investment services conversion in 2Q 2014 B One Bank name for all our markets Currently operate with five bank names in three states Bring together our retail and our wealth management brands FFCH Merger Update

Interest Earning Assets Assets 12/31/2013 9/30/2013 Net Change FFS & Reverse Repos $ 294.9 $ 378.8 $ (83.9) Investment Securities 812.6 652.6 160.0 Loans - Acquired 2,814.1 2,994.2 (180.1) Loans - NonAcquired 2,865.2 2,741.2 124.0 Loans Held for Sale 30.6 52.5 (21.9) Total Interest Earning Assets $ 6,817.4 $ 6,819.3 $ (1.9) Ending Balance, in Millions

Select Balance Sheet Items – Linked Quarter Assets 12/31/2013 9/30/2013 Net Change Cash & Cash Equivalents $ 479.5 $ 645.2 ($ 165.7) Investment Securities 812.6 652.6 160.0 Loans - Acquired 2,814.1 2,994.2 (180.1) Loans - NonAcquired 2,865.2 2,741.2 124.0 Goodwill & Intangibles 379.3 381.4 (2.1) Total Assets $ 7,931.5 $ 8,028.4 ($ 96.9) In Millions Liabilities & Shareholder Equity Deposits – NonInterest Bearing $ 1,487.8 $ 1,481.8 $ 6.0 Deposits – Interest Bearing 5,067.7 5,181.3 (113.6) Borrowings (TRUPS) 102.1 101.3 0.8 Shareholder Equity 981.5 970.0 11.5 Total Liabilities & S/H Equity $ 7,931.5 $ 8,028.4 ($ 96.9)

MSA SCBT Rank Deposits FFCH Rank Deposits Combined Hilton Head 2 7 2 Georgetown 8 4 2 Charleston 10 2 2 Florence 10 7 4 Greenville 8 15 6 Myrtle Beach 19 6 6 Franchises that Complement Each Other See endnotes (4)

South Carolina # 5 Market Share See endnotes (4) Rank Institution Deposits ($mm) Market Share (%) Branches 1 Wells Fargo Bank NA 13,308 19.43 146 2 Bank of America NA 9,067 13.24 102 3 Branch Banking and Trust Co. 7,446 10.87 116 4 First Citizens Bank and Trust Co. Inc. 6,387 9.33 165 First Financial Holdings 4,974 7.26 113 5 TD Bank NA 3,407 4.98 81 6 SCBT 2,639 3.85 53 7 Synovus Bank 2,597 3.79 42 8 First Federal Bank 2,335 3.41 60 9 SunTrust Bank 1,962 2.87 52 10 Palmetto Bank 960 1.40 31 Deposit Market Share in South Carolina

soundness

Credit Quality See endnotes (5) (Non-Acquired Loans)

Capital See endnotes (5)

profitability

Profitability NET OPERATING INCOME (in Thousands) See endnotes (2) OPERATING EPS

Consistent Long-Term Earnings Power In Millions See endnotes (1)

Net Interest Margin See endnotes (6)

Operating Efficiency Ratio - QTD See endnotes (7)

Common Stock Dividends See endnotes (8)

growth

Loan Portfolio Mix 4.3% 5-YR CAGR (2008 – 2013) Organic Loan Growth In Millions See endnotes (9)

Growth – Core & Total Deposits In Millions Growth – Core Deposits* 37.6% 5-YR CAGR (2008 – 2013) Growth – Total Deposits 24.9% 5-YR CAGR (2008 – 2013) $3,004 $2,350 $3,254 See endnotes (10) $4,298 $6,555 $5,029

Wealth Management Solid Foundation 800+ Relationships 18,000+ Retail Investment A/C 60+ Team members Trust conversion complete Investment Services conversion in mid 2Q14 Future Focus Drive organic sales Leverage our banking partners Seek operational efficiencies Streamline department segregation and integration Active risk mitigation See endnotes (11)

Mortgage Mortgage Market Share - #3 in South Carolina $1.7 Billion in total production Retail Mortgage: 65 originators in 13 regional markets Wholesale Mortgage: Focus in SC, NC, GA & southeast VA markets Portfolio Servicing: $3.0 Billion in mortgages Sell Direct: Capital Markets model and deal directly agencies Future Focus Streamline mortgage channels into one system Platform conversion that is scalable, customer interfacing, additional compliance controls & improved productivity Ensure compliance with recent regulatory requirements supplemental information

Index – Supplemental Information Branch Consolidations (NEW)29 Loan Portfolio Mix 34 Investment Portfolio35 Fee Income by Type36 Market Demographics37 Analyst Recommendations44

Our Company with Branch Consolidations SCBT Branch Consolidations SCBT Branches GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

Summary of Branch Consolidation Branch consolidation – 20 in total 10 branches in 1st Quarter 2014 2 branches in late 2nd Quarter 2014 8 branches during conversion Both legacy SCBT and First Federal branches will be closed Market Consolidations Proximity to nearest Branch Charleston 4 < 2.5 miles Florence 3 < 2.0 miles Upstate 3 < 3.5 miles Hilton Head 3 < 3.0 miles Grand Strand (Myrtle Beach, Murrels Inlet, Georgetown) 5 < 3.0 miles

Branch Consolidation Detail Summerville 1.29 miles 1.89 miles Open Branch Closed Branch 2.27 miles 2.06 miles Western Charleston Open Branch Closed Branch Mt. Pleasant 1.11 miles 1.36 miles Open Branch Closed Branch Downtown Charleston Open Branch Closed Branch 0.04 miles 0.96 miles

z	Branch Consolidation Detail Hilton Head Open Branch Closed Branch Greenville Open Branch Closed Branch Florence Open Branch Closed Branch 1.05 miles Moncks Corner Open Branch Closed Branch

Branch Consolidation Detail 1.13 miles Georgetown Open Branch Closed Branch 2.12 miles 1.90 miles Myrtle Beach Open Branch Closed Branch 2.90 miles 1.66 miles Murrells Inlet Open Branch Closed Branch North Myrtle Beach 0.38 miles Open Branch Closed Branch

Loan Portfolio Mix $2,865 $ 309 $2,517 $5,691 Million

Bank Investment Portfolio Mix Bank Fixed Income Investment Portfolio (AFS & HTM) Tax Equivalent Yield Weighted Average Life Modified Duration Total Carrying Value 2.82% 4.27 years 3.80 $795,549 See endnotes (12)

Fee Income By Type 4Q2013: $28 Million See endnotes (13)

Northeast Georgia Deposit Market Share 40 FDIC Insured Institutions, $10.8 Billion Total Deposits Rank Institution (in Millions) Deposit Share 1 Wells Fargo 1,467 13.6% 2 Regions Bank 1,074 9.95% 3 SunTrust Bank 1,022 9.47% 4 United Community Bank 874 8.1% 5 Synovus 825 7.7% 6 First Financial Holdings, Inc. 751 6.9% 7 BB&T 675 6.3% 8 Bank of America 593 5.5% 9 Community Southern Bank 527 4.9% 10 First American Bank & Trust 351 3.3% See endnotes (14)

South Carolina MSA Market Share Charleston 1 Wells Fargo 22.41 2 First Financial Holdings 16.74 3 Bank of America 13.75 4 First Citizens 6.83 5 Synovus Financial 6.69 Total $9.9 Billion 100 % Walterboro 1 Communitycorp 29.56 2 First Financial Holdings 19.64 3 First Federal of SC FSB 18.75 4 Enterprise Bk of SC 17.61 5 Wells Fargo 7.61 Total $364.5 Million 100 % Hilton Head 1 Wells Fargo 17.76 2 First Financial Holdings 16.64 3 Bank of America 9.46 4 BB&T 9.45 5 CoastalSouth Bancshares 8.98 Total $3.4 Billion 100 % Columbia 1 Wells Fargo 30.27 2 Bank of America 24.37 3 BB&T 13.36 4 First Citizens 9.77 8 First Financial Holdings 2.32 Total $15.7 Billion 100 % Orangeburg 1 First Financial Holdings 39.34 2 First Citizens 24.25 3 Bank of America 9.95 4 FMB of S.C. Bancshares 8.92 5 BB&T Corp. 7.81 Total $9.0 Million 100 % Georgetown 1 Wells Fargo 16.54 2 First Financial Holdings 15.72 3 Toronto-Dominion Bank 15.63 4 BB&T 11.66 5 Bank of America 9.57 Total $1.1 Billion 100 % See endnotes (18) Ranked # 1 Jasper County Ranked # 1 Berkeley County

Georgia & North Carolina MSA Market Share Wilmington 1 BB&T 27.17 2 Wells Fargo 16.71 3 First Citizens BancShares 11.98 4 Bank of America 8.15 9 First Financial Holdings 3.75 Total $5.9 Billion 100 % Athens-Gainesville 1 Wells Fargo 27.76 2 SunTrust Banks 24.80 3 Synovus Financial Corp. 21.56 4 BB&T 21.80 14 First Financial Holdings 3.85 Total $5.6 Billion 100 % Savannah 1 Wells Fargo 21.70 2 SunTrust Banks 19.53 3 Bank of America 12.85 4 First Financial Holdings 11.06 5 BB&T 6.74 Total $5.4 Billion 100 % Cornelia 1 First Financial Holdings 43.19 2 United Community Banks 22.98 3 SBT Bancorp Inc. 11.36 4 Regions Financial 9.76 5 CertusHoldings Inc. 7.32 Total $762 Million 100 % Charlotte 1 Bank of America 78.57 2 Wells Fargo 14.30 3 BB&T 2.35 4 Fifth Third 0.80 11 First Financial Holdings 0.23 Total $207 Billion 100 % See endnotes (15) Ranked # 3 York County Ranked # 1 Bryan County

Unemployment Data

South Carolina Real Estate Markets See endnotes (16) % Change

Demographic Highlights In Key Markets See endnotes (17)

Median Household Income See endnotes (15)

Analyst Recommendations ANALYST Fourth Quarter 2013 RECOMMENDATION BB&T Capital Markets BUY FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James STRONG BUY Sandler O’Neill + Partners BUY Sterne Agee BUY SunTrust Robinson Humphrey BUY Wunderlich Securities BUY

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com

Endnotes

1. Excludes Merger & OREO / Loan-related expenses
2. Excludes Merger Expenses
3. Source: SNL Financial. Pricing data as of 2/7/14.KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. (1)Total return includes distribution of dividends.
4. Data as of 6/30/13 FDIC Summary of Deposits. Excludes non-retail branches.
5. Source: SNL Financial and Company filings. Data as of 9/30/13. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.
6. Peer Data Source: UBPR
7. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss) Operating efficiency ratio (exc'l) = same as above except exc'l merger cost & OREO related cost from NIE
8. Dividend paid for 151 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually.
9. Acquired loans are net of purchase accounting adjustments.
10. Core deposits increased $1.79 billion since Dec-12; 4Q 2013 # Transaction account growth for Legacy SCBT 4.45% annualized. Total YTD $ Balance growth for core 55.5%. Core Deposits exclude all certificates of deposits.
11. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions
12. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries.
13. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SCBT.
14. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White.
15. Source: SNL Financial
16. Source: Rates from S.C. Realtors MLS Stats
17. Source: SNL Financial, Demographic Data as of 12/31/2012, Unemployment data as of 12/31/2013

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FIRST FINANCIAL HOLDINGS, INC.